Exhibit 10.1
                                                                    ------------

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                       WINDSYSTEM CONSTRUCTION AGREEMENT
                       ---------------------------------



                                 By and Between


                  ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A,
                        a California Limited Partnership
                                      and


                       ZOND CONSTRUCTION CORPORATION III,
                            a California corporation


                                     as of
                               September 9, 1985


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

Section                             Heading
-------                             -------

1.      DEFINITIONS                                                           1

2.      CONSTRUCTION OF TURBINES, RELATED
          TURBINE EQUIPMENT AND POWER SUBSTATION

3.      OTHER OBLIGATIONS OF ZCC III  . . . . .                              .4
3.1       Labor, Materials, Etc . . . . . . . .                              .4
3.2       Subcontractors  . . . . . . . . . . .                              .4
3.3       Construction Safety . . . . . . . . .                              .5
3.4       Requirements of Authorities . . . . .                              .5
3.5       Certain Amounts Payable by ZCC III  .                              .5
3.6       Mechanics' Liens  . . . . . . . . . .                              .6
3.7       Protection of Persons and Property                                 .6
3.8       Insurance . . . . . . . . . . . . . .                              .6
3.9       Clean Up  . . . . . . . . . . . . . .                              .6
3.10      Interconnection . . . . . . . . . . .                              .7
3.11      Compliance With Other Agreements  . .                              .7
3.12      Sales Taxes . . . . . . . . . . . . .                              .7

4.      COMPLETION DATES AND TITLE TRANSFER . . . . . .                      .7
4.1       Completion Date and Obligation to Purchase  .                      .7
4-2       Title Transfer  . . . . . . . . . . . . . . .                      .9

5.      PAYMENT TO ZCC III FOR CONSTRUCTION                                  .9
9 5.1     Fixed Contract Price  . . . . . . . .                              .9
9 5.2     Payment of Contract Price . . . . . .                              .9
9 5.3     Withholds by the Partnership .. . . .                              .10

6.      WARRANTIES  . . . . . . . . . . . . . .                              .11
6.1     Warranties of Manufacturer  . . . . . .                              .11
6.2     Five Year Warranty of ZCC III . . . . .                              .11
6.3     Warranties of Contractors . . . . . . .                              .12
6.4     No Production Guarantee . . . . . . . .                              .13
6.5     Warranty Disclaimer   . . . . . . . . .                              .13
6.6     Single Purpose Entity . . . . . . . . .                              .13

7.      INDEMNIFICATION .                                                     13

8.      DAMAGE OR DESTRUCTION OF THE TURBINES,
          RELATED TURBINE EQUIPMENT OR POWER SUBSTATION
          PRIOR TO COMPLETION . . . . . . . . . . . . . . . . . . . . . . .   14
8.1     Damage or Destruction Insured . . . . . . . . . . . . . . . . . . .   14
8.2     Damage or Destruction Not Insured  . . . . . .  . . . . . . . . . .   14

                           TABLE OF CONTENTS (Con't)
                           -------------------------

Section                             Heading                             Page
-------                             -------                             ----

9.      TERMINATION. . . . . . . . . . .                                    .15
9.1     Special Event of Termination . .                                    .15
9.2     Other Events of Termination  . .                                    .15
9.3     Remedies Upon Occurrence of
           Other Events of Termination .                                    .16

10.     MISCELLANEOUS . . . . . . . . . . . . . . . .                       .16
10.1      Time of the Essence . . . . . . . . . . . .                       .16
10.2      Assignment and Transfer
             to Other Parties . . . . . . . . . . . .                       .16
10.3      Notices . . . . . . . . . . . . . . . . . .                       .16
10.4      Waiver  . . . . . . . . . . . . . . . . . .                       .17
10.5      Attorneys' Fees . . . . . . . . . . . . . .                       .17
10.6      Patents, Etc  . . . . . . . . . . . . . . .                       .17
10.7      Documentation . . . . . . . . . . . . . . .                       .17
10.8      No Partnership, Etc . . . . . . . . . . . .                       .17
10.9      Dedication  . . . . . . . . . . . . . . . .                       .18
10.10     Further Assurances  . . . . . . . . . . . .                       .18
10.11     Binding Effect  . . . . . . . . . . . . . .                       .18
10.12     Governing Law . . . . . . . . . . . . . . .                       .18
10.13     Interpretation  . . . . . . . . . . . . . .                       .18
10.14     Partial Invalidity. . . . . . . . . . . . .                       .18
10.15     Headings, References and Exhibits . . . . .                       .19
10.16     Counterparts. . . . . . . . . . . . . . . .                       .19
10.17     Entire Agreement; Amendments. . . . . . . .                       .19

Exhibits Attached
-----------------
Exhibit A - Location Plan
Exhibit B - Legal Description of the Operating Site
Exhibit C - Form of Turbine Completion Certificate and Bill of
            Sale
Exhibit D - Form of Power Substation Completion Certificate
            and Bill of Sale
Exhibit E - Form of Power Transfer Facilities Completion
            Certificate

                       WINDSYSTEM CONSTRUCTION AGREEMENT
                       ---------------------------------


    THIS WINDSYSTEM CONSTRUCTION AGREEMENT ("Agreement") is made by and between ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership ("the Partnership"), and ZOND CONSTRUCTION CORPORATION III, a California corporation ("ZCC III"), as of the 9th day of September, 1985. Unless otherwise defined herein, terms appearing in initially capitalized letters shall have the same meaning as that set forth in the Confidential Private Placement Memorandum of the Partnership (the "Memorandum") dated September 9, 1985.

    WHEREAS:
    -------

    A. The Partnership desires to purchase from ZCC III a system of constructed and operational Turbines, Related Turbine Equipment and the Power Substation all on the terms and conditions of this Agreement; and

    B. ZCC III desires to construct the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation in accordance with the terms and conditions of this Agreement.

    NOW, THEREFORE, the Partnership and ZCC III agree as follows:

1   DEFINITIONS
    -----------

    As used in the Agreement the following terms shall have the ollowing designated meaning:

    1.1  "Admission Date" shall mean the date on which the Limited Partners are
          --------------
admitted to the Partnership.

    1.2  "Agreement" shall mean this Windsystem Construction Agreement.
          ---------

    1.3  "Authorities" shall mean all applicable Federal, state, municipal and
          -----------
local agencies or governmental bodies having jurisdiction over the Operating Site and the construction contemplated by this Agreement which shall include, without limitation, any applicable agency or governmental body of Kern County, California.

    1.4  "Contractor" shall mean any person or entity retained by ZCC III
          ----------
(including Zond acting as general contractor) in connection with the assembly, installation and construction of the Turbines, the Related Turbine Equipment and the Power Substation.

    1.5  "Contract Price" shall mean the total price payable by the Partnership
          --------------
to ZCC III for the purchase of (i) the Required Number of Turbines, (ii) the Related Turbine Equipment and (iii) the Power Substation which are to be constructed and installed pursuant to the provisions of this Agreement, and which shall equal the product of the Required Number of Turbines and $168,000.

    1.6  "Location Plan" shall mean the site plans prepared by ZCC III,
          -------------
designating the specific locations within the Operating Site upon which the Turbines will be constructed pursuant to this Agreement, copies of which are attached hereto as Exhibit A, as such Location Plan may be amended from time to
                   ---------
time by ZCC III prior to the date of the purchase of the Turbines by the Partnership hereunder.

    1.7  "Location Sites" shall mean up to one hundred sixty (160) of those
          --------------
certain sites which are set forth in the Location Plan, upon which ZCC III shall designate the Required Number of Turbines to be constructed, as such sites may change from time to time as determined by ZCC III.

    1.8  "Operating Site" shall mean the real property located in Tehachapi,
          --------------
Kern County, California, more fully described on the attached Exhibit B.
                                                              ---------

    1.9  "Partnership" shall mean Zond Windsystem Partners, Ltd. Series 85-A,
          -----------
a California limited partnership.

    1.10  "Power Agreement" shall mean those certain several Power Purchase
           ---------------
Contracts between SCE and Zond which were assigned by Zond to the Partnership pursuant to the Assignment of Power Purchase Contracts.

    1.11 "Power Substation" shall mean the 30MW power substation constructed
          ----------------
and installed by ZCC III at the Operating Site.

    1.12 "Power Transfer Facilities" shall mean the 66KV power transfer line
          -------------------------
and the equipment interconnecting such 66KV power transfer line to the power grid owned by SCE proximate to the Operating Site.

    1.13 "Related Turbine Equipment" shall mean the concrete pad upon which
          -------------------------
each Turbine is situated; the insulated wire cable connecting each Turbine to an intermediate step-up transformer; and the intermediate step-up transformers.

    1.14 "Required Number of Turbines" shall mean the total number of Turbines
          ---------------------------
required to be purchased by the Partnership hereunder pursuant to the provisions of Section 2 below.

    1.15 "Turbines" shall mean the Vestas Model V17 wind turbine generator,
          --------
each having a rated capacity of 10OKW, and each being equipped with two generators, a controller and a supporting steel lattice tower.

    1.16 "SCE" shall mean Southern California Edison Company, a California
          ---
public utility.

    1.17 "Series A Purchase Note" shall mean any note given by the Partnership
          ----------------------
to ZCC III in partial payment for the Turbines, Related Turbine Equipment and Power Substation purchased by the Partnership from ZCC III hereunder.

    1.18 "Vestas" shall mean Vestas Energy A/S, a Danish corporation.
          ------

    1.19 "VNA" shall mean Vestas North America Limited, a California
          ---
corporation.

    1.20 "Wind Park Easement Agreement" shall mean the Wind Park Easement
          ----------------------------
Agreement between ZCC III and the Partnership.

    1.21 "Wind Power Generating Facility Warranty Agreement" shall mean that
          -------------------------------------------------
certain Wind Power Generating Facility Warranty Agreement between Vestas and any purchaser designated in accordance with the provisions of Section 5.2 thereof and acknowledged by VNA, a copy of which is attached as Exhibit C to the Wind Turbine Generator Purchase Agreement.

    1.22 "Windsystem Management Agreement" shall mean the Windsystem Management
          -------------------------------
Agreement between Zond and the Partnership.

    1.23 "Wind Turbine Generator Purchase Agreement" shall mean that certain
          -----------------------------------------
1985 Wind Turbine Generator Purchase Agreement between VNA and Zond.

    1.24 "ZCC III" shall mean Zond Construction Corporation III a California
          -------
corporation and a wholly owned subsidiary of Zond.

    1.25 "Zond" shall mean Zond Systems, Inc., a California corporation.
          ----

2.  CONSTRUCTION OF TURBINES, RELATED TURBINE EQUIPMENT AND POWER SUBSTATION
    ------------------------------------------------------------------------

    Upon execution and delivery of this Agreement by the Partnership, ZCC III agrees to commence construction of the Turbines the Related Turbine Equipment and the Power Substation and to pursue construction diligently to completion in accordance with the provisions of this Agreement.

    ZCC III shall construct, and the Partnership shall purchase from ZCC III at the Contract Price pursuant to and on the terms hereof:

             (a) One hundred sixty (160) Turbines ("the Required Number of Turbines") which shall be located on the Location Sites determined by ZCC III; provided, however, that if the total number
                         --------  -------
             of Partnership Units available for subscription have not been subscribed for and fully paid on the Admission Date, the following Required Number of Turbines shall be determined in the following manner: One Hundred (100) plus such number of Turbines as the Partnership shall specify upon a date which is not later than ten
             (10) days after the Admission Date. The Required Number of Turbines shall in any event be constructed on those sites constituting a portion of the Location Sites as determined by ZCC III;

             (b) the Related Turbine Equipment pertaining to the Required Number of Turbines purchased pursuant to clause (a) above; and

             (c) the Power Substation.

3.  OTHER OBLIGATIONS OF ZCC III
    ----------------------------

        3.1  Labor, Materials, Etc.
             ---------------------

             ZCC III agrees to furnish, at its sole cost, all labor, materials, tools, permits, insurance, transportation, equipment, supervision and all other matters necessary to commence and complete the construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation in accordance with this Agreement.

        3.2  Subcontractors
             --------------

             ZCC III shall employ only competent and experienced Contractors and shall not employ any unfit person or Contractor not skilled in discharging its obligations hereunder. ZCC III shall at all times maintain competent supervision of, and enforce strict discipline and good order among, its employees and Contractors. The Partnership hereby acknowledges and consents to the Construction Agreement between ZCC III and Zond dated as of September 9, 1985 pursuant to which Zond has agreed to construct for ZCC III the Turbines, the Related Turbine Equipment and the Power Substation.

             Construction Safety
             -------------------

             ZCC III shall monitor the construction on a continuing basis to assure that all of ZCC III's Operations (including the activities of the Contractors) under this Agreement are conducted in a safe manner and in full compliance with all such applicable published requirements of the Occupational Safety and Health Administration under the Occupational Safety and Health
Act of 1970 (the "OSHA requirements") and all applicable published requirements of the California Occupational Safety and Health Administration under the California Health and Safety Act (the "CAL-OSHA requirements"). Any failure to strictly comply with such OSHA requirements or CAL-OSHA requirements will be deemed a material breach of contract such as to justify the Partnership's right to immediately remove ZCC III from the performance of its construction obligations under this Agreement. If, as a result of the actions or conduct of ZCC III or its Contractors, the Partnership should become a party to or otherwise involved in OSHA proceedings of any kind related to OSHA requirements or in CAL-OSHA proceedings of any kind related to CAL-OSHA requirements, ZCC III will promptly pay upon demand any attorneys' fees, costs of corrective action and other costs incurred by the Partnership as a result thereof.

             Requirements of Authorities
             ---------------------------

             ZCC III acknowledges that it has inspected and accepted the Operating Site and existing conditions, has examined and understands the Location Plan and is familiar with all laws, regulations, codes, ordinances and rules pertinent to the construction contemplated in this Agreement. In connection with the construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, ZCC III shall provide all items required by the Authorities, shall obtain all approvals and permits required by the Authorities and shall observe and comply with all requirements of the Authorities. If any approvals or permits or requirements of the Authorities are inconsistent with the Location Plan or any provisions of this Agreement, the approvals or permits or requirements of the Authorities shall control and all obligations in connection therewith shall be at the sole cost of ZCC III.

        3.5  Certain Amounts Payable by ZCC III
             ----------------------------------

             3.5.1  Charges. ZCC III shall promptly pay, and shall use all
                    -------
cash payments received from the Partnership under this Agreement to pay, all valid charges for labor (including fringe benefits).. equipment and materials used in the construction and installation of (i) the Required Number of Turbines, (ii) the Related Turbine Equipment pertaining thereto and (iii) the Power Substation including, without limitation, contributions to fringe benefit trusts required by any collective bargaining agreements to which ZCC III is a party or by which ZCC III is bound. ZCC III shall not use any such cash payments for any other purpose until payment in full of all such valid charges.

             3.5.2  Fees and Taxes. ZCC III shall pay when due all Federal,
                    --------------
state, county, municipal or local taxes, fees, permit fees, charges, licenses or assessments pertaining to the construction and installation contemplated in this, Agreement, including without limitation withholding and similar employee taxes, and shall hold the Partnership harmless from any liability in connection with the preceding.

             Mechanics' Liens
             ----------------

             At all times from the date of this Agreement until and including the date of the purchase thereof by the Partnership hereunder, ZCC III shall keep the (i) Required Number of Turbines, (ii) the Related Turbine Equipment pertaining thereto, (iii) the Power Substation, (iv) the Location Sites and
(v) the Operating Site free from all claims and liens arising out of labor and materials furnished by ZCC III and its Contractors, and shall indemnify and hold the Partnership free and harmless from any cost or expense on account of the assertion of any such claim or lien.

        3.7  Protection of Persons and Property
             ----------------------------------

             ZCC III shall take (and shall cause its Contractors to take) every practicable precaution not to damage or injure any persons or property in the performance of its duties under this Agreement.

             Insurance
             ---------

             At all times from the date of this Agreement until the date of the purchase thereof by the Partnership hereunder, ZCC III, at its sole cost, shall obtain and maintain or cause to be maintained the property damage and business interruption insurance coverage substantially identical to the policy issued by Continental Insurance Company under the September 6, 1985 Insurance Binder from Marsh & McLennan, covering the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation.

             Clean Up
             --------

             Upon completion of the construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, ZCC III, at its sole cost, shall remove all construction debris and surplus material from the Operating Site.

        3.10 Interconnection
             ---------------

ZCC III, at its sole cost, shall cause the interconnection of the Required Number of Turbine and the Power Substation with the SCE power transmission system.

        3.11 Compliance With Other Agreements
             --------------------------------

             In constructing the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, ZCC III shall comply with all requirements of the Power Agreement and the Wind Park Easement Agreement and the Project Loan.

        3.12 Sales Taxes
             -----------

             ZCC III shall be solely responsible for and shall pay any sales taxes which may be owing any applicable governmental agency in connection with the construction and delivery to the Partnership of the Required Number of turbines, the Related Turbine Equipment pertaining thereto and the Power Substation.

4   COMPLETION DATES AND TITLE TRANSFER
    -----------------------------------

    4.1  Completion Date and Obligation to Purchase
         ------------------------------------------

         The construction of a Turbine shall be deemed to be completed on the date which is the later to occur of (i) the date upon which such Turbine is certified to be operational by Vestas or one of its authorized representatives, which include VNA and Zond, (ii) the date upon which the Power Substation is certified by ZCC III or Zond to be operational, (iii) the date upon which the Power Transfer Facilities are certified to be operational by Zond, and (iv) the date upon which SCE provides its written approval for operation of the Interconnection Facilities (to the extent required by the Power Agreement). ZCC III shall use its best efforts to complete construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation and place the Turbines in service by November 15, 1985 but no later than December 29, 1985.

         In the event that on the Admission Date (i) the construction of 100 or more, but less than all, of the Required Number of Turbines and the Related Turbine Equipment pertaining thereto has been so completed, (ii) the construction of the Power Substation has been certified by ZCC III or Zond to be operational, (iii) the Power Transfer Facilities have been certified by Zond to be operational, and (iv) SCE has provided its written approval for the operation of the Interconnection Facilities (to the extent required by the Power Agreement), the Partnership shall purchase on the Admission Date that number of Turbines whose construction has been then completed, together with the Related

Turbine Equipment pertaining thereto and the Power Substation. Thereafter, the Partnership shall purchase additional Turbines, and the Related Turbine Equipment pertaining thereto, in groups of not less than fifty (50) Turbines upon the completion of the construction of such Turbines.

         Anything above to the contrary notwithstanding, the Partnership shall not be obligated to purchase any Turbines or Related Turbine Equipment pertaining thereto (i) greater than the Required Number of Turbines and the Related Turbine Equipment pertaining thereto, (ii) whose construction is not completed by, and which are not ready to be immediately placed in service by, December 29, 1985, (iii) in the event that the Power Substation has not been certified by ZCC III or Zond to be operational by, and is not ready to be immediately placed in service by, December 29, 1985; (iv) if the Power Transfer Facilities have not been certified by Zond to be operational by, and are not ready to be immediately placed in service by, December 29, 1985; (v) if SCE has not provided its written approval for operation of the Interconnection Facilities by December 29, 1985; (vi) unless at the time of such purchase there shall be in effect insurance substantially in the form described in the Memorandum under the caption "Windsystem Insurance - Systems Performance Policies"; and (vii) unless at the time of such purchase, the Wind Park Easement Agreement and the Windsystem Management Agreement are each in effect.

         Upon purchase of Turbines and the Related Turbine Equipment pertaining thereto, ZCC III shall transfer good and marketable title thereto by executing and delivering to the Partnership a Turbine Completion Certificate and Bill of Sale substantially in the form of Exhibit C attached hereto ("Turbine Completion
                                  ---------
Certificate"). The Partnership shall accept such completion and transfer by executing an acknowledgment of the Turbine Completion Certificate as provided therein. ZCC III hereby represents to the Partnership that ZCC III's execution and delivery of each Turbine Completion Certificate affirms that Vestas, VNA or Zond has certified the Turbines specified thereon as operational pursuant to the provisions of Section 3 of the Wind Power Generating Facility Warranty Agreement. In the same manner, ZCC III shall transfer title to the Power Substation to the Partnership, by executing and delivering to the Partnership a Power Substation Completion Certificate and Bill of Sale substantially in the form of Exhibit D attached hereto (the "Power Substation Completion Certificate"). In addition, Zond shall certify that the Power Transfer Facilities are operational by executing and delivering to the Partnership a Power Transfer Facilities Completion Certificate substantially in the form of Exhibit E hereto (the "Power Transfer Facilities Completion Certificate").
---------

         Title Transfer
         --------------

         Title to the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, which the Partnership acquires in accordance with this Agreement, shall pass from ZCC III to the Partnership upon completion in accordance with Section 4.1 and execution of the Turbine Completion Certificate and the Power Substation Completion Certificate, as the case may be, by ZCC III and the Partnership, but not earlier than the Admission Date, free and clear of any encumbrances, liens, security interests or other charges (including, without limitation, any of the preceding of ZCC III, Zond, VNA or Vestas or any lender to any of them), except any of the preceding which are created in writing by, or with the written consent of, the Partnership. ZCC III shall indemnify and hold the Partnership free and harmless against all such encumbrances, liens, security interests and other charges (except any of the preceding which are created in writing by, or with the written consent of, the Partnership) and any damages, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Partnership in connection therewith.

         ZCC III agrees to indemnify and hold the Partnership harmless on an after-tax basis against any loss or delay in the Partners' ability to claim tax benefits derived from the ownership of Turbines, Related Turbine Equipment pertaining thereto, and the Power Substation purchased by the Partnership hereunder which results from the taking or omitting to take any action by ZCC III or any of its Contractors which would cause the Turbines to be deemed to have been placed in service prior to the date on which title to such Turbines and the Related Turbine Equipment pertaining thereto passes from ZCC III to the Partnership.

5.  PAYMENT TO ZCC. III FOR CONSTRUCTION
    ------------------------------------

             Fixed Contract Price
             --------------------

             The Contract Price is a fixed price. The Partnership shall not be liable to pay more to ZCC III than the Contract Price, and the Partnership shall not be entitled to a reduction in the Contract Price if such cost of construction is less than the Contract Price.

    5.2  Payment of Contract Price
         -------------------------

         5.2.1  Payment by the Partnership. On the Admission Date, the
                --------------------------
Partnership shall pay ZCC III that portion of the Contract Price in full payment for the number of Turbines then purchased pursuant to Section 4.1 above, together with the Related Turbine Equipment pertaining thereto and the Power Substation, which is equal to the product of $168,000 and the number of

Turbines then purchased. Such payment shall be made at the time of the execution of the related Turbine Completion Certificate and the Power Substation Completion Certificate by ZCC III and the Partnership and the Power Transfer Facilities Completion Certificate by Zond. Upon each purchase of additional Turbines and the Related Turbine Equipment pertaining thereto in accordance with the provisions of Section 4.1 above, the Partnership shall pay that portion of the Contact Price, in full payment for such Turbines and the Related Turbine Equipment pertaining thereto, which is equal to the product of $168,000 and the number of Turbines then purchased. Such payment shall be made at the time of the execution of the related Turbine Completion Certificate by ZCC III and the Partnership.

         Forty-nine percent (49%) of the Contact Price payable upon each purchase of Turbines shall be paid in~ cash or by check, with the balance of the Contract Price being represented by a Series A Purchase Note which shall be in such form as the parties shall agree. Each Series A Purchase Note shall bear interest, compounded semiannually, at the greater of (i) 11.25% per annum and (ii) the lowest rate then in effect to avoid imputed interest under the Internal Revenue Code of 1954, as amended, and the regulations thereunder, and shall be secured by such Turbines, the Related Turbine Equipment pertaining thereto, the Power Substation and by such other collateral as the Partnership and ZCC III shall agree, all as set forth in a security agreement executed by the Partnership and ZCC III.

         5.2.2 No Waiver. No payment to ZCC III shall constitute acceptance or
               ---------
approval of any defective construction previously performed by ZCC III. The Partnership has the right to pay for construction that is defective without correction of the defect and may back-charge ZCC III the amount of the loss sustained due to the defect and to deduct such amounts from payments thereafter becoming due to ZCC III.

    5.3  Withholds by the Partnership
         ----------------------------

         The Partnership shall be entitled to establish reasonable reserves from payments due or becoming due to ZCC III under the following conditions:

         5.3.1 Defects. ZCC III's failure to correct or cause to be corrected
               -------
defective work.

         5.3.2 Subcontractor Claims. Receipt of information that Contractors
               --------------------
or other persons entitled to do so have filed, or have threatened to file, mechanics' liens or stop notice claims due to ZCC III's failure to make payments when due to such Contractors or persons.

         5.3.3 Damages. Damage by ZCC III or its employees or by Contractors
               -------
to the Required Number of Turbines, the Related Turbine Equipment pertaining thereto or the Power Substation, purchased by the Partnership hereunder.

         5.3.4 Inspection. Failure of ZCC III's construction to pass any
               ----------
required inspections.

         5.3.5 Unauthorized Changes. Construction or attempted construction of
               --------------------
an item different from that required by this Agreement unless ordered in writing by the Partnership.

         5.3.6 Claims Against ZCC III. Should the Partnership still have a
               ----------------------
claim remaining against ZCC III after offsetting against amounts owed under the Windsystem Management Agreement or the Wind Park Easement Agreement, the Partnership may make a claim against amounts owing to ZCC III under this Agreement; provided that under no circumstances may the Partnership offset such claim or any other claim against amounts owing to ZCC III under the Series A Purchase Note.

6.  WARRANTIES
    ----------

         Warranties of Manufacturer
         --------------------------

         Prior to the execution of any Turbine Completion Certificate by ZCC III and the Partnership and as a condition of the Partnership's obligation to purchase the Turbines covered thereby, ZCC III (i) shall cause the Partnership to be designated as the "Purchaser" under Section 5.2 of the Wind Power Generating Facility Warranty Agreement, so that all warranties in the Wind Power Generating Facility Warranty Agreement shall run to, and in favor of, the Partnership, with respect to the number of Turbines covered thereby and
(ii) shall cause Zond to assign and transfer to the Partnership, for the benefit of the Partnership, all representations and warranties made by VNA in the Wind Turbine Generator Purchase Agreement.

         Five Year Warranty of ZCC III
         -----------------------------

         (a) ZCC III hereby represents and warrants to, and agrees with, the Partnership that, for a period of five (5) years after the date of a Turbine Completion Certificate with respect to any Turbines which are purchased by the Partnership hereunder, that all such Turbines, and all Related Turbine Equipment pertaining thereto, shall have been constructed under this Agreement in a good and workmanlike manner. During each such five-year warranty period, ZCC III, at its sole cost, shall provide for field inspection of the particular portion of the Turbines to verify failure, establish probable cause and determine what corrective action is required. ZCC III, at its sole cost, shall cause all corrective action to be taken as soon as possible as possible if such action is required because of the breach by ZCC III of its representation, warranty and agreement contained in this Section; provided, however, that ZCC III shall have no obligations under this Section 6.2 with respect to any Turbine or the Related Turbine Equipment pertaining thereto, which is moved from its original Location Site other than by ZCC III or with the written consent of ZCC III, or if repair or replacement thereof is required as the result of: (i) repair, maintenance, alteration or modification of such Turbine, or Related Turbine Equipment pertaining thereto, by persons other than Zond, Zond-authorized personnel or other persons using procedures approved by Zond or its authorized representative (provided that Zond shall then be ready, willing and able to make such repair, maintenance, alteration or modification to the reasonable satisfaction of the Partnership); (ii) misuse, neglect or abuse, accident or alteration; (iii) normal wear or tear; or (iv) causes beyond the reasonable control of ZCC III (including, without limitation, acts of nature such as floods, earthquakes and storms).

         (b) ZCC III hereby represents and warrants to, and agrees with the Partnership that, for a period of five (5) years from the date of the Power Substation Completion Certificate, the Power Substation shall have been constructed in a good and workmanlike manner. ZCC III shall assign to the Partnership any warranties made to ZCC III by the manufacturers of the components of the Power Substation or, with respect to the Power Transfer Facilities, by Zond. During such five-year warranty period, ZCC III, at its sole cost, shall provide for field inspection of the Power Substation to verify failure, establish probable cause and determine what corrective action is required. ZCC III, at its sole cost, shall cause all corrective action to be taken as soon as possible if such action is required because of the breach by ZCC III of its representation, warranty and agreement contained in this Section.

         (c) IN NO EVENT SHALL ZCC III BE LIABLE FOR ANY LOST PROFITS OR INCIDENTAL OR CONSEQUENTIAL DAMAGES AS A RESULT OF THE BREACH OF ANY REPRESENTATION, WARRANTY OR AGREEMENT CONTAINED HEREIN.

    6.3  Warranties of Contractors
         -------------------------

         ZCC III shall obtain from all Contractors, and shall assign to the Partnership, all warranties of the Contractors against defects in materials and workmanship to the extent such warranties are obtainable and transferable. ZCC III shall reasonably assist the Partnership in enforcing any such warranties.

         No Production Guarantee
         -----------------------

         In no event shall any provisons of this Agreement be construed as a guaranty or warranty by ZCC III that the Turbines will generate any minimum amount of electricity in any particular period.

    6.5  Warranty Disclaimer
         -------------------

         EXCEPT AS OTHERWISE SET FORTH IN THIS SECTION 6, ZCC III DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OR A PARTICULAR PURPOSE, WITH RESPECT TO THE TURBINES AND THE RELATED TURBINE EQUIPMENT.

         Single Purpose Entity
         ---------------------

         ZCC III hereby represents to the Partnership that it was formed for the sole purpose of entering into and performing under this Agreement and the transactions contemplated herein or in the Memorandum (and under similar transactions with Zond Windsystem Partners, Ltd. Series 85-B) and that it will engage in no other activities other than those contemplated hereby and those necessary to maintain its legal existence and good standing as a corporation, to maintain its records in the normal course of business or such activities as may be required under the Project Loan.

7   INDEMNIFICATION
    ---------------

    In addition to any other obligations of ZCC III under this Agreement (including, without limitation, ZCC III's obligations to provide insurance), ZCC III shall indemnify and hold the Partnership free and harmless against all claims, demands, liabilities, proceedings, damages, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) resulting from or attributable to the negligent act or omission of ZCC III, its affiliates or its employees or its Contractors or resulting from or attributable to any activity, work or things done, permitted or suffered by ZCC III, its affiliates or its employees or its Contractors in, on or about the Operating Site or elsewhere or resulting from or attributable to any failure of ZCC III, to perform its obligations under this Agreement; provided, however, that nothing herein
                                  --------  -------
contained shall be deemed to render ZCC III liable for or to indemnify the Partnership against any liability or damages to the extent attributable to or resulting from the negligent acts or omissions of the Partnership or its agents or authorized representatives (which for purposes of this Agreement do not include ZCC III, its affiliates or its Contractors).

         The Partnership agrees to indemnify and hold ZCC III free and harmless against any and all actions, claims, losses, damages, injuries, liabilities, costs, charges; and expenses of any kind or nature (including the attorneys' fees of ZCC III incurred by ZCC III in the proper performance of its duties under this Agreement) to the extent resulting from or attributable to the fault or neglect of the Partnership.

8.  DAMAGE OR DESTRUCTION OF THE TURBINES, RELATED TURBINE
    ------------------------------------------------------
    EQUIPMENT OR POWER SUBSTATION PRIOR TO COMPLETION
    -------------------------------------------------

    8.1  Damage or Destruction Insured
         -----------------------------

         Should all or any portion of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation be damaged or destroyed prior to execution of a Completion Certificate by ZCC III and the Partnership with respect to such Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation, with or without the fault or neglect of ZCC III or any of its employees or agents or Contractors, and the damage or destruction is covered by any of the insurance policies described in
Section 3.8, the Partnership shall have the option to either (i) terminate this Agreement with respect to the damaged or destroyed Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation and have no further liability therefor to ZCC III hereunder, in which event ZCC III shall be paid all insurance proceeds pertaining to such Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation or (ii) direct ZCC III to cause the repair and restoration of such Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation utilizing all insurance proceeds pertaining to such Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation and with any cost in excess of such proceeds to be paid for by ZCC III. In the event the Partnership directs ZCC III to cause such repair and restoration, ZCC III shall commence forthwith such repair and restoration and complete same as soon as possible and in any event not later than ninety (90) days after the date the Partnership so directs ZCC III.

    8.2  Damage or Destruction Not Insured
         ---------------------------------

         Should all or any portion of the Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation be damaged or destroyed prior to execution of a Completion Certificate with respect to such
Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation with or without the fault or neglect of ZCC III or any of its employees or agents or Contractors, and the damage or destruction is not covered by any of the insurance policies described in Section 3.8 (provided that such non-coverage by such insurance policies shall not have resulted from ZCC III's failure to obtain such insurance or to make required and timely premium payments upon such insurance), the Partnership shall have the option to either (i) terminate this Agreement with respect to the damaged or destroyed Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation and have no obligation to acquire the same or (ii) direct ZCC III to cause the repair and restoration of such Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation with the cost thereof to be paid for by the Partnership; provided, however, that the per Turbine cost of
                                --------  -------
such repair or restoration shall in no event exceed $168,000. In the event the Partnership directs ZCC III to cause such repair and restoration, ZCC III shall commence forthwith such repair and restoration and complete the same as soon as possible and in any event not later than ninety (90) days after the date the Partnership so directs ZCC III.

9   TERMINATION
    -----------

         Special Event of Termination
         ------------------------------

         If the minimum number of Partnership Units required to be sold has not been subscribed for and the offering is terminated, the Partnership thereafter may terminate this Agreement by written notice to ZCC III. In the event of such termination, neither the Partnership nor ZCC III shall have any obligations whatsoever (other than as set forth in Section 6 of this Agreement, which obligations shall survive the termination of this Agreement) to the other and ZCC III shall be entitled to retain all Turbines, the Related Turbine Equipment, pertaining thereto and the Power Substation then constructed or in the process of construction.

         Other Events of Termination
         ---------------------------

         In addition to any other termination rights in this Agreement, the Partnership may, by giving at least seventy-two (72) hours prior written notice to ZCC III, specifying the reason therefor, terminate this Agreement for any of the following causes:

         9.2.1 Default. If ZCC III fails to perform its obligations
               -------
substantially in accordance with the terms of this Agreement and, after seventy-two (72) hours prior written notice from the Partnership specifying the nature of the alleged default, fails to cure such default (or, in the case of a default which cannot with due diligence be cured within a period of 72 hours, if ZCC III fails to proceed promptly to prosecute the curing of such default with all due diligence).

          9.2.2 Dissolution.  If ZCC III dissolves or the legal existence of ZCC
                -----------
III is terminated, unless a successor entity reasonably satisfactory to the Partnership agrees to be bound by and to perform all of the duties and obligations of ZCC III under this Agreement.

     9.3 Remedies Upon Occurrence of Other Events of Termination
         -------------------------------------------------------

         Should the Partnership terminate this Agreement as provided in Section 9.2, such termination of this Agreement shall be without prejudice to any other rights or remdies which either the Partnership or ZCC III may have against the other.

10.  MISCELLANEOUS
     -------------

     10.1 Time of the Essence
          -------------------

          Time for performance by ZCC III of each and all of its obligations under this Agreement is of the essence.

     10.2 Assignment and Transfer to Other Parties
          ----------------------------------------

          Neither ZCC III nor the Partnership shall transfer or assign this Agreement or any benefit or interest herein, without the prior written consent of the other, which consent shall not be unreasonably withheld; provided, however, that ZCC III may collaterally assign its rights under this Agreement as security for loans made by unaffiliated lenders which are incurred for the purpose of meeting its obligations hereunder and ZCC III is authorized to subcontract any portion of its duties under this Agreement to a third party who shall be reasonably acceptable to the Partnership or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of ZCC III's undertakings, obligations and commitments to the Partnership. The Partnership hereby acknowledges that ZCC III has appointed Zond as general contractor to ZCC III for the construction of the Turbines, the Related Turbine Equipment and the Power Substation pursuant to the terms of a certain Con-struction Agreement between Zond and ZCC III, and consents to Zond's acting as general contractor pursuant thereto.

     10.3 Notices
          -------

          Any notice permitted or required to be given to either party shall be deemed to have been given upon personal delivery or on the second business day after the date of deposit in the United States mail, first-class registered or certified, postage prepaid, addressed to the party for whom intended at the address appearing on the signature page of this Agreement, or at such other address of which notice has been given as provided by this Section.

         10.4 Waiver
              ------
              Neither party hereto shall be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by said party or its duly authorized representative, and then only to the extent specifically set forth therein. A waiver of one event shall not be construed as constituting a bar or waiver of any right or remedy with respect to a subsequent event.

         10.5 Attorneys' Fees
              ---------------

              If either the Partnership or ZCC III brings any action or proceeding for the enforcement, protection establishment of any right or remedy under this Agreement or for the interpretation of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable, as awarded by the trier of fact in such action or proceeding.

         10.6 Patents, Etc
              ------------

              The construction of the Turbines, the Related Turbine Equipment and the Power Substation shall not be construed as granting to the Partnership any license or other right therein or to any patent, copyright, trademark or other similar proprietary right now or hereafter applicable thereto. ZCC III hereby indemnifies and holds the Partnership free and harmless against any and all actions, claims, losses, damages, injuries, liabilities, costs, charges and expenses of any kind or nature (including the attorneys' fees of the Partnership) resulting from any claim or infringement of any patent, copyright, trademark or other proprietary right now or hereafter applicable to the Turbines, the Related Turbine Equipment and the Power Substation based upon the Partnership's ownership and operation thereof.

         10.7 Documentation
              -------------

              All documentation with respect to the Turbines which is furnished to the Partnership is solely for the Partnership's internal use. All such documentation shall be maintained in a safe place by the Partnership and the Partnership shall take appropriate measures to prevent the unauthorized disclosure thereof.

         10.8 No Partnership, Etc.
              -------------------

              The relationship of the Partnership and ZCC III under this Agreement is that of independent contractors. Nothing in this Agreement shall be deemed to constitute the Partnership or ZCC III a partner of the other. The employees and any Contractors of ZCC III in performing the obligations of ZCC III under this Agreement shall not be deemed to be the agents or employees or Contractors of the Partnership, and ZCC III hereby assumes all responsibility for the acts or omissions of such employees and Contractors.

     10.9 Dedication

          The undertakings of ZCC III in this Agreement are for the sole benefit of the Partnership and nothing in this Agreement shall constitute the dedication of ZCC III's or the Partnership's property or services to the public nor affect ZCC III's or the Partnership's status as an independent entity and not as a public utility.

     10.10 Further Assurances
           ------------------

          Each party agrees to do, execute, acknowledge and deliver all and every such further acts, assurances, documents and instruments as may be reasonably requested by the other to effect the purpose and intent of this Agreement. The parties further agree to cooperate with any lenders to each other and to provide such information and to take such actions as such lenders may reasonably request in connection with this Agreement.

     10.11 Binding Effect
           --------------

          This Agreement shall be binding upon the parties and their respective permitted assignees, successors-in-interest and legal representatives.

     10.12 Governing Law
           -------------

          The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of California.

     10.13 Interpretation
           --------------

          The Partnership and ZCC III agree that the terms and provisions of this Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, any party hereto.

     10.14 Partial Invalidity
           ------------------

          If any term or provision of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be invalid or enforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     10.15 Headings, References and Exhibits
           ---------------------------------

          The headings contained in this Agreement are for purposes of reference and convenience only and shall not limit or otherwise affect the meaning of this Agreement. Unless otherwise indicated, all references to Sections are to Sections in this Agreement. All exhibits attached to this Agreement are incorporated herein by this reference.

     10.16 Counterparts
           ------------

          This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     10.17 Entire Agreement; Amendments
           ----------------------------

          This Agreement supersedes all previous agreements, understandings, negotiations and proposals between the Partnership and ZCC III relating to the subject matter of this Agreement. This Agreement may not be altered or amended except by an instrument in writing signed by ZCC III and the Partnership. ZCC III and the Partnership each acknowledge and agree that no representation, warranty or inducement has been made to it regarding the subject matter of this Agreement which is not expressly set forth in this Agreement.

     IN WITNESS WHEREOF, the parties h4ve executed this Windsystem Construction Agreement as set forth below.

                                             "ZCC III"

                                             ZOND CONSTRUCTION CORPORATION
                                               III, a California corporation
                                             112 South Curry Street
                                             Tehachapi, California 93561


Dated:  September 11, 1985                   By  /s/ Craig A. Anderson
        ------------------                     --------------------------
                                               CRAIG A. ANDERSON
                                               Senior Vice President
                                                 General Counsel

                                             "PARTNERSHIP"

                                             ZOND WINDSYSTEM PARTNERS, LTD
                                               SERIES 85-A,
                                             a California Limited
                                               Partnership
                                             112 South Curry Street
                                             Tehachapi, California 93561

                                             By its authorized General
                                               Partner:

                                               Zond Windsystems Management
                                               Corporation III, a California
                                               corporation


Dated:  September 11, 1985                   By  /s/ Craig A. Anderson
      ---------------------                    --------------------------
                                               CRAIG A. ANDERSON
                                               Senior Vice President
                                                 General Counsel

                                    GUARANTY
                                    --------



          The undersigned corporation hereby guarantees the performance of Zond Construction Corporation III under the Windsystem Construction Agreement between Zond Construction Corporation III and Zond Windsystem Partners, Ltd. Series 85-A to which this Guaranty is attached.


                                             ZOND SYSTEMS, INC.,
                                               a California corporation


Dated:  September 11, 1985                 By  /s/ Craig A. Anderson
      ---------------------                  --------------------------
                                               CRAIG A. ANDERSON
                                               Senior Vice President
                                                 General Counsel

                                 LOCATION PLAN
                                 -------------


















                                   Exhibit A
                                     to the
                       Windsystem Construction Agreement

                                   EXHIBIT B
                                   ---------
                    LEGAL DESCRIPTION OF THE OPERATING SITE
                    ---------------------------------------


ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL 0RDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE No. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN B00K 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.

                                   EXHIBIT C
                                   ---------
            FORM OF TURBINE COMPLETION CERTIFICATE AND BILL OF SALE
            -------------------------------------------------------

     ZOND CONSTRUCTION CORPORATION III ("ZCC III") hereby certifies to ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A (the "Partnership") that the construction and installation of the (i) Turbines whose serial numbers are listed on the attached Annex 1, and (ii) the Related Turbine Equipment pertaining thereto, a description of which is set forth on such Annex 1, was completed on
                                                                    -----------,
1985 (the "Completion Date") in accordance with Section 4.1 of the Windsystem Construction Agreement between the Partnership and ZCC III ("Construction Agreement"). ZCC III further certifies to the Partnership that such Turbines have not been placed in service as of the date hereof.

     KNOW ALL MEN BY THESE PRESENTS: That for and in consideration of payments made by the Partnership to ZCC III pursuant to the Construction Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, ZCC III hereby sells, assigns and transfers to the Partnership all of ZCC III's right, title and interest (i) in and to the Turbines and all components thereof, and (ii) in and to the Related Turbine Equipment pertaining thereto (together with all rights of ZCC III in respect of the warranties or other claims against the manufacturer or vendor to ZCC III of the Turbines and the Related Turbine Equipment pertaining thereto), to have and to hold for itself and for its successors and assigns to their own use and benefit forever.

     ZCC III hereby warrants to the Partnership that the Turbines, all components of the Turbines and the Related Turbine Equipment pertaining thereto, are, as of the date hereof, free from any mortgage, pledge, lien, charge, encumbrance, lease or security interest arising by, through or under ZCC III (other than the Series A Purchase Note(s) made by the Partnership in favor of ZCC III and issued in respect of the purchase of the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation as contemplated by the Construction Agreement, or such other interests as have been approved by the Partnership) and that ZCC III has full right, title and authority as to all persons to sell the same as aforesaid; and ZCC III hereby covenants with the Partnership that ZCC III will, to the extent of the foregoing warranty, warrant and defend all such components against the claims and demands of all persons.

     ZCC III hereby warrants to the Partnership that all amounts due and payable as of the date hereof to any other party or ZCC III with respect to the Turbines and the Related Turbine Equipment pertaining thereto have been duly paid and no further amounts are owed or will be owing to any party or ZCC III with respect thereto.

     IN WITNESS WHEREOF,  ZCC III has caused this instrument to be executed this
     day of                  , 1985.
----        -----------------

                                             "ZCC III"

                                             ZOND CONSTRUCTION CORPORATION III,
                                               a California corporation
                                             112 South Curry Street
                                             Tehachapi, California 93561


                                             By
                                               ------------------------



     The Partnership hereby accepts the Turbines and the Related Turbine Equipment pertaining thereto, described above, and the passage of title thereto, all as set forth above; provided, however, that by doing so, the Partnership does not waive any rights or remedies it may have against ZCC III or others under the Construction Agreement or otherwise.


                                             "PARTNERSHIP"

                                             ZOND WINDSYSTEM PARTNERS, LTD
                                             SERIES 85-A,
                                             a California Limited Partnership
                                             112 South Curry Street
                                             Tehachapi, California 93561

                                             By its authorized General Partner:

                                             Zond Windsystems Management
                                             Corporation III,
                                               a California corporation


Dated:                                       By
      --------------------                     ------------------------

                                   EXHIBIT D
                                   ---------
                FORM OF COMPLETION CERTIFICATE AND BILL OF SALE
                -----------------------------------------------

     ZOND CONSTRUCTION CORPORATION III ("ZCC III") hereby certifies to ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A (the "Partnership") that the construction
and installation of the Power Substation was completed on                   1985
                                                          ----------------,
(the "Completion Date") in accordance with Section 4.1 of the Windsystem Construction Agreement between the Partnership and ZCC III ("Construction Agreement"). ZCC III further certifies to the Partnership that the Power Substation has not been placed in service as of the date hereof.

     KNOW ALL MEN BY THESE PRESENTS: That for and in consideration of payments made by the Partnership to ZCC III pursuant to the Construction Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, ZCC III hereby sells, assigns and transfers to the Partnership all of ZCC III's right, title and interest in and to the Power Substation (together with all rights of ZCC III in respect of the warranties or other claims against the manufacturer or vendor to ZCC III of the Power Substation and, with respect to the Power Transfer Facilities, against Zond), to have and to hold for itself and for its successors and assigns to their own use and benefit forever.

     ZCC III hereby warrants to the Partnership that the Power Substation is, as of the date hereof, free from any mortgage, pledge, lien, charge, encumbrance, lease or security interest arising by, through or under ZCC III (other than the Series A Purchase Note(s) made by the Partnership in favor of ZCC III and issued in respect of the purchase of the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation as contemplated by the Construction Agreement, or such other interests as have been approved by the Partnership) and that ZCC III has full right, title and authority as to all persons to sell the same as aforesaid; and ZCC III hereby covenants with the Partnership that ZCC III will, to the extent of the foregoing warranty, warrant and defend all such components against the claims and demands of all persons.

     ZCC III hereby warrants to the Partnership that all amounts due and payable as of the date hereof to any other party or ZCC III with respect to the Power Substation, have been duly paid and no further amounts are owed or will be owing to any party or ZCC III with respect thereto.

     IN WITNESS WHEREOF,  ZCC III has caused this instrument to be executed this
     day of                  , 1985.
----        -----------------

                                             "ZCC III"
                                             ---------

                                             ZOND CONSTRUCTION CORPORATION III,
                                               a California corporation
                                             112 South Curry Street
                                             Tehachapi, California 93561


                                             By
                                               ------------------------



The Partnership hereby accepts the Power Substation, described above, and the passage of title thereto, all as set forth above; provided, however, that by doing so, the Partnership does not waive any rights or remedies it may have against ZCC III or others under the Construction Agreement or otherwise.


                                             "PARTNERSHIP"
                                             -------------

                                             ZOND WINDSYSTEM PARTNERS, LTD
                                             SERIES 85-A,
                                             a California Limited Partnership
                                             112 South Curry Street
                                             Tehachapi, California 93561

                                             By its authorized General Partner:

                                             Zond Windsystems Management
                                             Corporation III,
                                               a California corporation


Dated:                                       By
      --------------------                     ------------------------

                                   Exhibit E

            FORM OF POWER TRANSFER FACILITIES COMPLETION CERTIFICATE
            --------------------------------------------------------


          Zond Systems, Inc. ("Zond") hereby certifies to each of Zond Windsystem Partners, Ltd. Series 85-A and Zond Windsystem Partners, Ltd. Series 85-B that the construction of the Power Transfer Facilities (as defined in the
hereinafter defined Construction Agreement) was completed on              , 1985
                                                             -------------
in accordance with Section 5.2 of that certain Construction Agreement dated as of September 9, 1985, between Zond and ZCC III ("Construction Agreement").


                                             ZOND
                                             ----

                                             ZOND SYSTEMS, INC.,
                                             a California corporation
                                             State License No. 414292


Dated:                                       By
      --------------------                     ------------------------
                                               Kenneth C. Karas
                                               Executive Vice President -
                                               Chief Operating and Chief
                                               Financial Officer
















                                      E-1